ARTICLES OF MERGER
                               ------------------

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporations adopt the following Articles of Merger:

     FIRST: Annexed hereto and made a part hereof is the Agreement and Plan of Merger regarding the merger of Progressive Mailer Corp., a Florida profit corporation, with and into New Millennium Media International, Inc., a Colorado profit corporation (collectively, the "Constituent Corporations"). New Millennium Media International, Inc. shall be the surviving corporation subsequent to the merger.

     SECOND: The shareholders of Progressive Media Corp. were required to vote for approval of the Agreement and Plan of Merger and the number of shares cast for the Agreement and Plan of Merger by each voting group entitled to vote separately on the merger was sufficient for approval by that voting group. In that there are no shares outstanding of New Millennium Media International, Inc., shareholder approval of the Agreement and Plan of Merger was not required.

     THIRD: The merger shall become effective upon the close of business on April 30, 1998.

     IN WITNESS WHEREOF, the undersigned Constituent Corporations, through their respective Presidents, duly executes the above and foregoing Articles of Merger as of this 28th day of April, 1998.

                                        NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                                        (a Colorado corporation)

                                        By: /s/ Troy H. Lowrie
                                            ------------------------------------
                                            Troy H. Lowrie, President

                                        PROGRESSIVE MAILER CORP.
                                        (a Florida corporation)

                                        By: /s/ Troy H. Lowrie
                                            ------------------------------------
                                            Troy H. Lowrie, President

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER made April 27, 1998 between New Millennium Media International, Inc. ("New. Millennium"), a corporation organized and existing under the laws of the State of Colorado, and Progressive Mailer Corp. ("Progressive"), a corporation organized and existing under the laws of the State of Florida, being sometimes referred to herein as the "Constituent Corporations."

     WHEREAS, Progressive's business operations are conducted from its principal office which is located in Denver, Colorado and, consequently, the Board of Directors of Progressive deems it advisable for the general welfare of Progressive and its shareholders that it change its state of domicile from Florida to Colorado; and

     WHEREAS, New Millennium is a Colorado corporation which was recently formed to consummate a merger of Progressive into New Millennium to effect the change in domicile of Progressive from Florida to Colorado;

     NOW, THEREFORE, the Constituent Corporations agree that Progressive shall be merged with and into New Millennium as the surviving corporation in accordance with the applicable laws of Florida and Colorado, that the name of the surviving corporation shall continue to be New Millennium Media
International,   Inc.  (which  in  its  capacity  as  surviving  corporation  is hereinafter called the "Surviving Corporation"), and that the terms and conditions of the merger and the mode of carrying it into effect shall be as follows:

                            Section 1. Effective Date
                            -------------------------

     This merger provided for in this Agreement shall become effective upon execution and filing of Articles of Merger as provided by the laws of the States of Florida and Colorado with the Secretaries of State of the States of Florida and Colorado. However, for all accounting purposes the effective day of the merger shall be as of the close of business on April 30, 1998 (the "Effective Date").

                            Section 2. Governing Law
                            ------------------------

     The Surviving Corporation shall be governed by the laws of the State of Colorado.

                      Section 3. Articles of Incorporation
                      ------------------------------------

     The Articles of Incorporation of New Millennium shall be the Articles of Incorporation of the Surviving Corporation from and after the Effective Date, subject to the right of the Surviving Corporation to amend its Articles of Incorporation in accordance with the laws of the State of Colorado.

                       Section 4. Manner Converting Shares
                       -----------------------------------

     4.1 Conversion. The mode of carrying the merger into effect and the manner and basis of converting the shares of Progressive into shares of the Surviving Corporation are as follows:

          (1) Each share of Common Stock, $.001 par value per share, of Progressive ("Progressive Common Stock") which is issued and outstanding on the Effective Date (other than shares owned by shareholders who have objected to the merger and demanded purchase of their shares in accordance with the provisions of Section 607.1320 of the Florida Business Corporation Act and with respect to which such demands shall not have been withdrawn with the consent of Progressive and New Millennium ("Dissenting Shares") shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into one share of Common Stock, $.001 par value, of New Millennium ("New Millennium Common Stock").

          (2) Each share of Progressive Common Stock which is issued and outstanding and owned by Progressive on the Effective Date shall, by virtue of the merger and without any action on the part of Progressive, be retired and cancelled.

          (3) As of the date of this agreement, there are no shares of New Millennium Common Stock issued and outstanding or held by New Millennium in its treasury.

     4.2 Exchange of Certificates As promptly as practicable after the Effective Date, each holder of an outstanding certificate or certificates theretofore representing shares of Progressive Common Stock (other than certificates representing Dissenting Shares) shall surrender the same to Interwest Transfer, Inc., Salt Lake City, Utah ("Exchange Agent"), and shall receive in exchange a certificate or certificates representing the number of full shares of New Millennium Common Stock into which the shares of Progressive Common Stock represented by the certificate or certificates so surrendered shall have been converted.

     4.3 Fractional Shares. Fractional shares of New Millennium Common Stock shall not be issued.

     4.4 Unexchanged Certificates Until surrendered, each outstanding Certificate which, prior to the Effective Date, represented Progressive Common Stock (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the whole number of shares of New Millennium Common Stock into which it was converted, and no dividend or other distribution payable to holders of New Millennium Common Stock as of any date subsequent to the Effective Date shall be paid to the holders of outstanding certificates. There shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions which would have been payable with respect to the shares of New Millennium Common Stock represented thereby.

                    Section 5. Terms And Conditions Of Merger
                    -----------------------------------------

     The terms and conditions of the merger are as follows:

     5.1 Bylaws. The Bylaws of New Millennium as they shall exist on the Effective Date shall be and remain the bylaws of the Surviving Corporation until the same shall be altered, amended and repealed as therein provided.

     5.2  Directors  and  Officers.  The directors and officers of the Surviving
Corporation   shall  continue  in  office  until  the  next  annual  meeting  of shareholders and until their successors shall have been elected and qualified.

     5.3 Effect of Merger. On the Effective Date, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of Progressive shall be transferred to, vested in and devolve on the Surviving Corporation without further act or deed, and all property, rights, and every other interest of the Surviving Corporation and Progressive shall be as effectively the property of the Surviving Corporation as they were of the Surviving Corporation and Progressive, respectively. Progressive hereby agrees from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of Progressive acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of Progressive and the proper officers and directors of the Surviving Corporation are fully authorized in the name of Progressive or otherwise to take any and all such action.

     5.4 Continuation of Obligations. All corporate acts, plans, policies, contracts, approvals and authorizations of Progressive, its shareholders, board of directors, committees elected or appointed by the board of directors, officers and agents, which were valid and effective immediately prior to the Effective Date shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Progressive. The employees of Progressive shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits that they enjoyed as employees of Progressive. Any employee plan or agreement of Progressive shall be adopted, effective and binding on the Surviving Corporation as the same were with respect to Progressive.

     5.5 Designation of Agent for Service of Process. The Surviving Corporation hereby (1) agrees that it may be served with process in the State of Florida in any proceeding for the enforcement of any obligation of Progressive and in any proceeding for the enforcement of the rights of a dissenting shareholder of Progressive; (2) irrevocably appoints the Secretary of State of the State of Florida as its agent to accept service or process in any such proceedings; and
(3) agrees that
it will promptly pay to dissenting shareholders of Progressive the amount, if any, to which they shall be entitled pursuant to the laws of the State of Florida.

                      Section 6. Termination Or Abandonment
                      -------------------------------------

     Anything in this Agreement or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by the board of directors of either Constituent Corporation at any time prior to the date of filing Articles of Merger with the Secretaries of State of Florida and Colorado.

                          Section 7. General Provisions
                          -----------------------------

     7.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

     7.2 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     7.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day year first above written.

                                 NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a Colorado corporation

                                 By /s/ Troy H. Lowrie
                                    -----------------------------------------
                                    Troy H. Lowrie, President

                                 PROGRESSIVE MAILER CORP., a Florida corporation

                                 By /s/ Troy H. Lowrie
                                    -----------------------------------------
                                    Troy H. Lowrie, President

CT CORPORATION SYSTEM

660 East Jefferson Street
Tallahassee, FL 32301
Tel. 850 222 1092
Fax 850 222 7615

5-1-98

Ms. Kathy Waterman
Brenman Bromberg & Tenebaum PC
Mellon Financial Center
1775 Sherman Street, Suite 1001
Denver, CO 80203-4314

RE:  Progressive Mailer Corp.
     merging into:
     New Millennium Media International, Inc.
Order #: 1255521

Dear Ms. Waterman:

As instructed,  we enclose the following document(s),  as issued by the State of
Florida:

Evidence of Merger filed on 4/30/98

If you have any questions concerning this order, please contact Mary Janiszewski in our Denver office. Thank you for this opportunity to be of service.

Very truly yours,

CT-Tallahassee

Enclosure(s)

Via: Federal Expess/Fax
/ms

Kathy Waterman
  303-830-8890

A CCH LEGAL INFORMATION SERVICES COMPANY

                           FLORIDA DEPARTMENT OF STATE
                                Sandra B. Mortham
                               Secretary of State

May 1, 1998

C T CORPORATION SYSTEM

TALLAHASSEE, FL

The Articles of Merger were filed on April 30, 1998, for NEW MILLENNIUM MEDIA INTERNATIONAL, INC., the surviving corporation not authorized to transact business in Florida.

Should you have any further questions regarding this matter, please feel free to call (850) 487-6050, the Amendment Filing Section.

Cheryl Coulliette
Document Specialist
Division of Corporations                    Letter Number: 998A00023972

      Division of Corporations - P.O. Box 6327 - Tallahassee, Florida 32314

                               ARTICLES OF MERGER
                               ------------------

     Pursuant to the provisions of the Florida Business Corporation Act, the undersigned corporations adopt the following Articles of Merger:

     FIRST: Annexed hereto and made a part hereof is the Agreement and Plan of Merger regarding the merger of Progressive Mailer Corp., a Florida profit corporation, with and into New Millennium Media International, Inc., a Colorado profit corporation (collectively, the "Constituent Corporations"). New Millennium Media International, Inc. shall be the surviving corporation subsequent to the merger.

     SECOND: The merger shall become effective upon the close of business on April 30, 1998.

     THIRD: In that there are no shares outstanding of New Millennium Media International, Inc., shareholder approval of the Agreement and Plan of Merger was not required.

     FOURTH: The Agreement and Plan of Merger was adopted by the shareholders of Progressive Media Corp. on April 28, 1998. The Agreement and Plan of Merger was adopted by the Board of Directors of New Millennium Media International, Inc. on April 21, 1998.

     IN WITNESS WHEREOF, the undersigned Constituent Corporations, through their respective Presidents, duly executes the above and foregoing Articles of Merger as of this 28th day of April, 1998.

                                        PROGRESSIVE MAILER CORP.
                                        (a Florida corporation)

                                        By: /s/ Troy H. Lowrie
                                            ------------------------------------
                                            Troy H. Lowrie, President

                                        NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                                        (a Colorado corporation)

                                        By: /s/ Troy H. Lowrie
                                            ------------------------------------
                                            Troy H. Lowrie, President

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER made April 27, 1998 between New Millennium Media International, Inc. ("New Millennium"), a corporation organized and existing under the laws of the State of Colorado, and Progressive Mailer Corp. ("Progressive"), a corporation organized and existing under the laws of the State of Florida, being sometimes referred to herein as the "Constituent Corporations."

     WHEREAS, Progressive's business operations are conducted from its principal office which is located in Denver, Colorado and, consequently, the Board of Directors of Progressive deems it advisable for the general welfare of Progressive and its shareholders that it change its state of domicile from Florida to Colorado; and

     WHEREAS, New Millennium is a Colorado corporation which was recently formed to consummate a merger of Progressive into New Millennium to effect the change in domicile of Progressive from Florida to Colorado;

     NOW, THEREFORE, the Constituent Corporations agree that Progressive shall be merged with and into New Millennium as the surviving corporation in accordance with the applicable laws of Florida and Colorado, that the name of the surviving corporation shall continue to be New Millennium Media
International,   Inc.  (which  in  its  capacity  as  surviving  corporation  is hereinafter called the "Surviving Corporation"), and that the terms and conditions of the merger and the mode of carrying it into effect shall be as follows:

                            Section 1 Effective Date
                            ------------------------

     This merger provided for in this Agreement shall become effective upon execution and filing of Articles of Merger as provided by the laws of the States of Florida and Colorado with the Secretaries of State of the States of Florida and Colorado. However, for all accounting purposes the effective day of the merger shall be as of the close of business on April 30, 1998 (the "Effective Date").

                            Section 2. Governing Law
                            ------------------------

     The Surviving Corporation shall be governed by the laws of the State of Colorado.

                       Section 3 Articles of Incorporation
                       -----------------------------------

     The Articles of Incorporation of New Millennium shall be the Articles of Incorporation of the Surviving Corporation from and after the Effective Date, subject to the right of the Surviving Corporation to amend its Articles of Incorporation in accordance with the laws of the State of Colorado.

                      Section 4 Manner of Converting Shares
                      -------------------------------------

     4.1 Conversion. The mode of carrying the merger into effect and the manner and basis of converting the shares of Progressive into shares of the Surviving Corporation are as follows:

          (1) Each share of Common Stock, $.001 par value per share, of Progressive ("Progressive Common Stock") which is issued and outstanding on the Effective Date (other than shares owned by shareholders who have objected to the merger and demanded purchase of their shares in accordance with the provisions of Section 607.1320 of the Florida Business Corporation Act and with respect to which such demands shall not have been withdrawn with the consent of Progressive and New Millennium ("Dissenting Shares") shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into one share of Common Stock, $.001 par value, of New Millennium ("New Millennium Common Stock").

          (2) Each share of Progressive Common Stock which is issued and outstanding and owned by Progressive on the Effective Date shall, by virtue of the merger and without any action on the part of Progressive, be retired and cancelled.

          (3) As of the date of this agreement, there are no shares of New Millennium Common Stock issued and outstanding or held by New Millennium in its treasury.

     4.2 Exchange of Certificates As promptly as practicable after the Effective Date, each holder of an outstanding certificate or certificates theretofore representing shares of Progressive Common Stock (other than certificates representing Dissenting Shares) shall surrender the same to Interwest Transfer, Inc., Salt Lake City, Utah ("Exchange Agent"), and shall receive in exchange a certificate or certificates representing the number of full shares of New Millennium Common Stock into which the shares of Progressive Common Stock represented by the certificate or certificates so surrendered shall have been converted.

     4.3 Fractional Shares. Fractional shares of New Millennium Common Stock shall not be issued.

     4.4 Unexchanged Certificates Until surrendered, each outstanding certificate which, prior to the Effective Date, represented Progressive Common Stock (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the whole number of shares of New Millennium Common Stock into which it was converted, and no dividend or other distribution payable to holders of New Millennium Common Stock as of any date subsequent to the Effective Date shall be paid to the holders of outstanding certificates. There shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions which would have been payable with respect to the shares of New Millennium Common Stock represented thereby.

                    Section 5 Terms And Conditions Of Merger
                    ----------------------------------------

The terms and conditions of the merger are as follows:

     5.1 Bylaws. The Bylaws of New Millennium as they shall exist on the Effective Date shall be and remain the bylaws of the Surviving Corporation until the same shall be altered, amended and repealed as therein provided.

     5.2  Directors  and  Officers.  The directors and officers of the Surviving
Corporation   shall  continue  in  office  until  the  next  annual  meeting  of shareholders and until their successors shall have been elected and qualified.

     5.3 Effect of Merger On the Effective Date, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of Progressive shall be transferred to, vested in and devolve on the Surviving Corporation without further act or deed, and all property, rights, and every other interest of the Surviving Corporation and Progressive shall be as effectively the property of the Surviving Corporation as they were of the Surviving Corporation and Progressive, respectively. Progressive hereby agrees from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of Progressive acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of Progressive and the proper officers and directors of the Surviving Corporation are fully authorized in the name of Progressive or otherwise to take any and all such action.

     5.4 Continuation of Obligations. All corporate acts, plans, policies, contracts, approvals and authorizations of Progressive, its shareholders, board of directors, committees elected or appointed by the board of directors, officers and agents, which were valid and effective immediately prior to the Effective Date shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Progressive. The employees of Progressive shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits that they enjoyed as employees of Progressive. Any employee plan or agreement of Progressive shall be adopted, effective and binding on the Surviving Corporation as the same were with respect to Progressive.

     5.5 Designation of Agent or Service of Process The Surviving Corporation hereby (1) agrees that it may be served with process in the State of Florida in any proceeding for the enforcement of any obligation of Progressive and in any proceeding for the enforcement of the rights of a dissenting shareholder of Progressive; (2) irrevocably appoints the Secretary of State of the State of Florida as its agent to accept service or process in any such proceedings; and
(3) agrees that
will promptly pay to dissenting shareholders of Progressive the amount, if any, to which they shall be entitled pursuant to the laws of the State of Florida.

                      Section 6 Termination Or Abandonment
                      ------------------------------------

     Anything in this Agreement or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by the board of directors of either Constituent Corporation at any time prior to the date of filing Articles of Merger with the Secretaries of State of Florida and Colorado.

                          Section 7. General Provisions
                          -----------------------------

     7.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

     7.2 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     7.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day year first above written.

                                 NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a Colorado corporation

                                 By /s/ Troy H. Lowrie
                                    --------------------------------------------
                                    Troy H. Lowrie, President

                                 PROGRESSIVE MAILER CORP., a Florida corporation

                                 By /s/ Troy H. Lowrie
                                    --------------------------------------------
                                    Troy H. Lowrie, President